Exhibit 10.24


                 SECOND AMENDMENT AND SUPPLEMENT
            TO AMENDED AND RESTATED CREDIT AGREEMENT


     THIS SECOND AMENDMENT AND SUPPLEMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Second Amendment") is made and entered into as of the 9th day of November, 2001 (the "Effective Date"), among McMoRan OIL & GAS LLC (successor by merger with McMoRan Oil & Gas Co.), a Delaware limited liability company ("Borrower"); THE CHASE MANHATTAN BANK (formerly Chase Bank of Texas, National Association and hereinafter called "Chase"), as agent (in such capacity, the "Agent") for each of the lenders (the "Lenders") that is a signatory or which becomes a signatory to the hereinafter defined Credit Agreement; and the Lenders.

                        R E C I T A L S:

     A. On June 15, 2000, the Borrower, the Lenders and the Agent entered into a certain Amended and Restated Credit Agreement
(excluding   Annex  I,  as  hereinafter  defined,   the   "Credit
Agreement") whereby, upon the terms and conditions therein stated, the Lenders agreed to make certain Tranche A Loans (as such term is defined in the Credit Agreement) and extend certain credit to the Borrower.

B. On June 15, 2000, the Borrower, the Lenders and the Agent entered into Annex I to the Credit Agreement ("Annex I"), whereby the Lenders agreed to make certain Tranche B Loans (as such term is defined in Annex I) and extend certain credit to the Borrower

C.   Bank of Montreal and Fleet National Bank are withdrawing as
Lenders under the Tranche A Credit Facility (as such term is defined in the Credit Agreement), but will remain as Tranche B
Lenders under Annex I.

D. In view of the foregoing, the Borrower, the Lenders and the Agent mutually desire to amend certain aspects of the Credit Agreement to, among other things, (i) reflect the departure of Bank of Montreal and Fleet National Bank as Lenders under the Tranche A Credit Facility, (ii) adjust the Aggregate Maximum Tranche A Credit Amount (as defined in the Credit Agreement) and restate Schedule I attached to the Credit Agreement and (iii) set the amount of the Borrowing Base (as defined in the Credit Agreement) to be in effect from the Effective Date until the next redetermination of the Borrowing Base pursuant to the provisions of the Credit Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Borrower, the Lenders and the Agent hereby agree that the Credit Agreement shall be amended as follows:

     1.   Certain Definitions.

          1.1. Terms Defined Above.  As used in this Second Amendment,
the terms   "Agent",  "Annex  I",  "Borrower",  "Credit   Agreement",
"Effective Date", "Second Amendment" and "Lenders" shall have the meanings indicated above.

1.2. Terms Defined in Credit Agreement. Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.

      2.   Amendments to Credit Agreement.

          2.1. Defined Terms.  The following terms defined in Section
1.02 of the Credit Agreement are hereby amended as follows:

          (a) The term "Agreement" is hereby amended to mean the Credit Agreement, as amended and supplemented by this Second Amendment and as the same may from time to time be further amended or supplemented, which shall include, inter alia, Annex I thereto, as the same may from time to time be amended or supplemented.

(b) The term "Aggregate Maximum Tranche A Credit Amount" is hereby amended in its entirety to read as follows:
               "'Aggregate Maximum Tranche A Credit Amount' at any time shall equal the sum of the Maximum Tranche A Credit Amounts of the Lenders ($11,250,000), as the same may be reduced pursuant to Section 2.03(b)."

          (c) The term "Maximum Tranche A Credit Amount" is hereby amended in its entirety to read as follows:

               "'Maximum Tranche A Credit Amount' shall mean, as to each Lender and subject to the limitation set forth in Section 2.03 hereof, the amount set forth opposite such Lender's name on Schedule I attached to the Second Amendment under the caption "Maximum Tranche A Credit Amounts" (as the same may be reduced pursuant to Section 2.03(b) hereof pro rata to each Lender based on its Percentage Share), as modified from time to time to reflect any assignments permitted by Section 12.06(b)."

          (d) The term "Termination Date" is hereby amended in its entirety to read as follows:

               "'Termination Date' shall mean, unless the Tranche A Commitments are sooner terminated pursuant to Sections 2.03(b) or 10.02 hereof, January 25, 2002."

          2.2. Additional Defined Terms. Section 1.02 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions, which read in their entirety as follows:

               "'Effective Date of the Second Amendment' shall mean November 9, 2001."

               "'Second  Amendment' shall mean that  certain
     Second Amendment and Supplement to Amended and Restated
     Credit Agreement dated as of November 9, 2001, among the Borrower, the Lenders and the Agent."

          2.3. Section 2.01(d). Subsection (d) of Section 2.01 is hereby deleted in its entirety.

          2.4. Changes of Commitments. Section 2.03 of the Credit
Agreement is hereby amended and supplemented by adding thereto a new subsection (c) , reading in its entirety as follows:
               "(c) From and after the Effective Date of the Second Amendment, Bank of Montreal and Fleet National
     Bank  will  no  longer be Lenders under the  Tranche  A
     Credit  Facility or any of the Tranche A Loan Documents
     (except for Annex I). As a result, Bank of Montreal and Fleet National Bank shall no longer have any rights or obligations under this Agreement with respect to the Tranche A Credit Facility or the other Tranche A Loan
     Documents (except for Annex I), except that their rights and/or obligations under Sections 4.06(c), 12.03 and Annex I shall not be affected. By signing below, Bank of Montreal and Fleet National Bank agree to the provisions of this Section 2.03(c)."

          2.5. Borrowing Base. Section 2.08 of the Credit Agreement is hereby amended as follows:

          (a) The first full sentence of Section 2.08(a) is hereby amended in its entirety to read as follows:

               "During the period from and after the Effective Date of the Second Amendment until the next scheduled redetermination of the Borrowing Base in accordance with this Section 2.08, the amount of the Borrowing Base shall be $11,250,000."

          (b) The last full sentence of Section 2.08(f) is hereby amended in its entirety to read as follows:

               "During the period from the Effective Date of the Second Amendment to, but not including, the effective date of the next designation of the Borrowing Base in accordance with this Section 2.08(f), the amount of the Borrowing Base shall be $11,250,000."

          2.6. Assignments and Participations. Notwithstanding anything to the contrary contained in the Credit Agreement, including the provisions of Section 12.06 thereof, each of Bank of Montreal and Fleet National Bank shall be and hereby is permitted to cease being a Lender under the Credit Agreement but shall remain a Tranche B Lender under Annex I.

          2.7. Schedule I.  Schedule I attached to the Credit
Agreement is hereby amended in its entirety to read as Schedule I attached to this Second Amendment. From and after the Effective Date, all references in the Credit Agreement to Schedule I shall be references to Schedule I attached to this Second Amendment.

     3. Conditions Precedent. In addition to all other applicable conditions precedent contained in the Credit Agreement, the obligation of the Lenders and the Agent to enter into this
Second   Amendment  shall  be  conditioned  upon  the   following
conditions precedent:

          (a) The Agent shall have received a copy of this Second Amendment, duly completed and executed by the Borrower and each of the Lenders (including Bank of Montreal and Fleet National
Bank);

          (b) The Agent shall have received Tranche A Security Instruments, duly executed and otherwise being in form and substance satisfactory to the Agent, granting a Lien in favor of the Agent upon the Oil and Gas Properties described on Exhibit A attached hereto;

          (c) The Agent shall have received the consent of Halliburton Company, as Guarantor under the Tranche B Credit Facility, to the terms, provisions and conditions of this Second Amendment or a letter from Halliburton Company that its consent is not required;
(d) All legal fees due and payable to Vinson & Elkins L.L.P., counsel to the Agent, incurred in connection with the Credit
Agreement, Annex I thereto, this Second Amendment and the transactions contemplated hereby shall have been paid; and
(e) The Agent shall have received such other information, documents or instruments as it or its counsel may reasonably request.

    4.   Release.

          (a) Each of the Credit Parties desires and intends fully to compromise, release and settle any and all of the Released
Claims;   and  each  of  the  Credit  Parties  hereby  covenants,
warrants and represents unto each of the Departing Lenders that such Credit Party does hereby FOREVER RELEASE, ACQUIT, WAIVE AND DISCHARGE each of the Departing Lenders of and from the Released Claims and each of the Credit Parties hereby declares the same FOREVER RELEASED, ACQUITTED, WAIVED, SETTLED AND DISCHARGED.
This release is effective without regard to whether (i) such Released Claims are known or unknown, (ii) damages arising out of such Released Claims have yet accrued, (iii) such Released Claims arose collaterally, directly, derivatively or otherwise between the parties hereto or (iv) an ordinary person in the same or similar circumstances would or would not, through the exercise of due care, have discovered such claims by the date of this Second Amendment.

          (b) Each of the Departing Lenders desires and intends fully to compromise, release and settle any and all of the Released Claims; and each of the Departing Lenders hereby covenants, warrants and represents unto each of the Credit Parties that such Departing Lender does hereby FOREVER RELEASE, ACQUIT, WAIVE AND DISCHARGE each of the Credit Parties of and from the Released Claims and each of the Departing Lenders hereby declares the same FOREVER RELEASED, ACQUITTED, WAIVED, SETTLED AND DISCHARGED.
This release is effective without regard to whether (i) such Released Claims are known or unknown, (ii) damages arising out of such Released Claims have yet accrued, (iii) such Released Claims arose collaterally, directly, derivatively or otherwise between the parties hereto or (iv) an ordinary person in the same or similar circumstances would or would not, through the exercise of due care, have discovered such claims by the date of this Second Amendment.
In connection with each release granted in this Section 4:

          (c) Each of the Borrower, the Agent, Chase, Hibernia National Bank, Fleet National Bank and Bank of Montreal represents and warrants that it has the full power and authority to perform the release granted by it in this Section 4 and it has not in any manner made any assignment of any Released Claim to any third party.

          (d) The release granted in this Section 4 by each of the parties hereto will be effective upon the execution of this Second Amendment by such party.

          (e) Each party executing this Second Amendment understands and agrees that each release granted in this Section 4 is a full, final and complete release of the Released Claims and that each such release may be pleaded as an absolute and final bar to any or all suits which may hereafter be filed or prosecuted by any one or more of the Credit Parties or the Departing Lenders, as the case may be, or anyone claiming by, through or under any one or more of the Credit Parties or the Departing Lenders, as the case may be, in respect of any of the matters released hereby, and that no recovery on account of the Released Claims may hereafter be had from any of the Credit Parties or the Departing Lenders, as the case may be; and that the consideration given for each such release is not an admission of liability or fault on the part of any of the Credit Parties or the Departing Lenders, as the case may be (it being the express intent of the parties hereto to obtain peace of mind and avoid the expense and uncertainty of potential litigation), and that none of the Credit Parties or the Departing Lenders, as the case may be, or those claiming by, through or under any of them will ever claim that it is .

            (f) The parties hereto acknowledge that each release granted by this Section 4: (i) does not have any effect with respect to obligations and relationships between or among the Borrower, the Agent, Chase, Hibernia National Bank, Fleet National Bank and
Bank of Montreal under Annex I, and (ii) does not have any effect with respect to obligations and relationships between or among the Borrower, the Agent, Chase and Hibernia National Bank under the Credit Agreement.
     As used in this Section 4, the following terms shall have the following meanings:

     "Tranche A Credit Facility Lending Relationship" shall refer to the Tranche A Credit Facility, together with any and all negotiations, discussions, acts, omissions, renewals, extensions and other agreements related to the Tranche A Credit Facility, the parties' obligations thereunder and the transactions contemplated thereby, including, without limitation, any such negotiations, discussions, acts, omissions, renewals, extensions, other agreements, or events that may occur on the date hereof and the instruments and documents executed and delivered in connection herewith or relating hereto, expressly excluding Annex I.

     "Released Claims" shall mean any and all claims (including without limitation any liabilities, damages, demands and causes of action arising therefrom), whether (a) at law or in equity, (b) on the alleged commission of a tort, (c) on the alleged breach (or anticipatory breach or repudiation) of any contract, duty, or warranty (whether oral or written, express or implied), (d) on the alleged violation of any statute, tariff, or regulation (whether promulgated by the United States , any state thereof, any foreign state or country, or any other governmental agency or entity, wherever located), or (e) on any other factual, legal or equitable theory, including, without limitation, any claim for damages of any type or nature, for injunctive or other relief, for attorneys fees, interest or any other liability whatsoever on any theory, including without limitation any loss, cost or damage in connection with or based upon "lender liability" , unfair dealing, duress, coercion, control or undue influence, extortion or commercial bribery, breach of an implied covenant or duty of good faith and fair dealing, material misrepresentation or omission, overreaching, unconscionability, conflict of interest, bad faith, malpractice, disparate bargaining position, detrimental reliance, promissory estoppel, estoppel by deed, waiver, laches, or any other equitable theory, equitable subordination, breach of fiduciary duty or any other duty, or tortious inducement to commit such breach, tortious interference with contract or prospective business relations, negligent performance of contractual obligations, or other theories of negligence, negligent or intentional infliction of emotional distress, slander, liable, other defamation, fraudulent transfer, conversion, trespass to (or clouding the title to) property, usury, violations of the Racketeer Influenced and Corrupt Organizations Act, deceptive trade practices, conspiracy, or any theory of liability as partners or joint venturers, that any Credit Party may have as of the date hereof against any Departing Lender in each case described in this definition, only with respect to the Tranche A Credit Facility Lending Relationship, or that any Departing Lender may have as of the date hereof against any Credit Party in each case described in this definition, only with respect to the Tranche A Credit Facility Lending Relationship.

     "Departing Lender" shall mean each of Bank of Montreal and Fleet National Bank, and their respective predecessors, successors, assigns, directors, officers, partners, employees, agents, attorneys, principals and Affiliates and all other Persons liable or who might be claimed to be liable on behalf of any Departing Lender (collectively, the "Departing Lenders").

     "Credit Party" shall mean each of the Borrower; the Agent; Chase; Hibernia National Bank; Fleet National Bank, with respect to Bank of Montreal; and Bank of Montreal, with respect to Fleet National Bank, and their respective predecessors, successors, assigns, directors, officers, partners, employees, agents, attorneys, principals and Affiliates and all other Persons who might have a claim against any Departing Lender (collectively, the "Credit Parties").

     5. Bank of Montreal and Fleet National Bank each hereby agree to return to the Borrower their respective Tranche A Note, marked
"canceled," as soon as practicable following the Effective Date of this Second Amendment.

     6. Default. Any default under this Second Amendment shall constitute a default under the Credit Agreement.

     7. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Agent that:

          (a) there exists no Default or Event of Default, or any condition or act which constitutes, or with notice or lapse of time or both would constitute, an Event of Default under the Credit Agreement, as hereby amended and supplemented;

         (b) the Borrower has performed and complied with all covenants, agreements and conditions contained in the Credit Agreement, as hereby amended and supplemented, required to be performed or complied with by it; and

         (c) the representations and warranties of the Borrower contained in the Credit Agreement, as hereby amended and supplemented, were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Second Amendment.

     8.   Extent of Amendments.  Except as expressly herein set forth,
all   of   the   terms,  conditions,  defined  terms,  covenants,
representations, warranties and all other provisions of the Credit Agreement (including Annex I thereto) are herein ratified and confirmed and shall remain in full force and effect.

     9. Counterparts. This Second Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and same instrument.

   10. References. On and after the Effective Date hereof, the terms "Agreement", "hereof", "herein", "hereunder", and terms of like import when used in the Credit Agreement shall, except where the context otherwise requires, refer to the Credit Agreement, as amended and supplemented by this Second Amendment.
     THIS  SECOND  AMENDMENT, THE CREDIT  AGREEMENT,  AS  AMENDED
HEREBY, THE TRANCHE A NOTES AND THE OTHER TRANCHE A LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     This Second Amendment shall benefit and bind the parties hereto, as well as their respective assigns, successors, heirs and legal representatives.




               [SIGNATURES ON THE FOLLOWING PAGE]

     EXECUTED as of the date first above written.

                              BORROWER:

                              McMoRan OIL & GAS LLC


                              By:
                                 ------------------------
                              Name:
                              Title:



                              LENDERS AND AGENT:

                              THE CHASE MANHATTAN BANK,
                              Individually and as Agent


                              By:
                                 -------------------------
                              Name:
                              Title:



                              HIBERNIA NATIONAL BANK


                              By:
                                 --------------------------
                              Name:
                              Title:



                              DEPARTING LENDERS:

                              BANK OF MONTREAL


                              By:
                                 ----------------------------
                              Name:
                              Title:




                              FLEET NATIONAL BANK


                              By:
                                 ----------------------------
                              Name:
                              Title:


                           SCHEDULE I


            LIST OF MAXIMUM TRANCHE A CREDIT AMOUNTS



                                            Maximum Tranche A
   Name of Lender      Percentage Share       Credit Amount

The Chase Manhattan       66.666667%            $7,500,000
Bank

Hibernia National         33.333333%            $3,750,000
Bank
--------------------   ----------------     ----------------
       Total                 100%              $11,250,000